UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 30, 2004

SIX FLAGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9789	73-613774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northeast Expressway, Oklahoma City, Oklahoma 73131
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (405) 475-2500

ITEM 5.  Other Events

Six Flags, Inc. (the “Company”) adopted Financial Accounting Standards Board Interpretation No. 46 (“FIN 46”) in the fourth quarter of 2003.  Under FIN 46, the results of Six Flags Over Georgia, Six Flags White Water Atlanta, Six Flags Over Texas and Six Flags Marine World were consolidated in the Company’s financial statements for the year ended December 31, 2003 and will be consolidated in the Company’s financial statements for future periods.

In addition, the Company has announced that it has consummated the separate sales of Six Flags Worlds of Adventure and of its European Division (collectively, the “Divested Parks”).  Beginning with the first quarter of 2004, these parks will be reported as discontinued operations.

In order to assist investors’ understanding of the effects of the adoption of FIN 46 and of the treatment of the Divested Parks as discontinued operations on a quarterly basis, the Company has posted to its website, and is furnishing herewith, the quarterly results of operations for 2002 and 2003 as if FIN 46 had been in effect and the Divested Parks had been discontinued operations in each of the quarterly periods presented.  This is consistent with the method in which the Company’s results will be reported commencing with the first quarter of 2004.

The Company has also supplementally posted to its website, and is furnishing herewith, the historical quarterly performance for 2002 and 2003 reflecting the adoption of FIN 46 but considering the Divested Parks as continuing operations. These results differ from our financial information that will in the future be presented in accordance with generally accepted accounting principles, but have been made available to provide additional information to assist in understanding our results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2004

SIX FLAGS, INC.

	By:	/s/ Kieran E. Burke
Kieran E. Burke
Chairman of the Board and
Chief Executive Officer

HISTORICAL QUARTERLY FINANCIAL INFORMATION
REFLECTING APPLICATION OF FIN 46 WITH CLEVELAND
AND EUROPE AS DISCONTINUED OPERATIONS

SIX FLAGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
2003 QUARTERLY FINANCIAL STATEMENTS
(UNAUDITED)

	Q1	Q2	Q3	Q4	2003

Attendance	1,376,000	11,937,000	17,833,000	3,503,000	34,649,000

Revenue:
Theme park admissions	$21,135,000	198,726,000	300,821,000	51,470,000	572,152,000
Theme park food, merchandise and other	22,727,000	162,646,000	244,371,000	46,747,000	476,491,000
Total revenue	43,862,000	361,372,000	545,192,000	98,217,000	1,048,643,000

Operating costs and expenses
Operating expenses	77,674,000	129,887,000	141,693,000	75,065,000	424,319,000
Selling, general and administrative	34,394,000	87,987,000	55,081,000	28,647,000	206,109,000
Noncash compensation (primarily selling, general and administrative)	25,000	26,000	25,000	25,000	101,000
Cost of products sold	3,634,000	29,899,000	42,445,000	7,960,000	83,938,000
Depreciation	35,223,000	35,301,000	35,140,000	38,618,000	144,282,000
Amortization	263,000	263,000	263,000	382,000	1,171,000
Total operating costs and expenses	151,213,000	283,363,000	274,647,000	150,697,000	859,920,000
Income from operations	(107,351,000)	78,009,000	270,545,000	(52,480,000)	188,723,000

Other income (expense)
Interest expense	(54,612,000)	(53,590,000)	(52,417,000)	(54,620,000)	(215,239,000)
Interest income	293,000	260,000	873,000	502,000	1,928,000
Minority interest in earnings	7,474,000	(20,875,000)	(26,527,000)	3,931,000	(35,997,000)
Early repurchase of debt	0	(27,592,000)	0	0	(27,592,000)
Other income (expense)	(46,000)	(300,000)	(1,000,000)	(1,099,000)	(2,445,000)
Total other income (expense)	(46,891,000)	(102,097,000)	(79,071,000)	(51,286,000)	(279,345,000)
Income before income taxes	(154,242,000)	(24,088,000)	191,474,000	(103,766,000)	(90,622,000)
Income tax expense (benefit)	(57,283,000)	(8,258,000)	74,440,000	(37,463,000)	(28,564,000)

Income (loss) before discontinued operations	(96,959,000)	(15,830,000)	117,034,000	(66,303,000)	(62,058,000)
Discontinued operations, net of tax	(13,146,000)	3,561,000	23,139,000	(13,209,000)	345,000
Net income (loss)	$(110,105,000)	(12,269,000)	140,173,000	(79,512,000)	(61,713,000)
Net income (loss) applicable to common stock	$(115,598,000)	(17,761,000)	134,679,000	(85,003,000)	(83,683,000)
Weighted average number of common shares outstanding - basic	92,617,000	92,617,000	92,617,000	92,617,000	92,617,000
Weighted average number of common shares outstanding - diluted	92,617,000	92,617,000	106,409,000	92,617,000	92,617,000
Net income (loss) per average common share outstanding - basic
Income (loss) before discontinued operations	$(1.11)	(0.23)	1.20	(0.78)	(0.90)
Discontinued operations, net of tax	(0.14)	0.04	0.25	(0.14)	0.00
Net income (loss)	$(1.25)	(0.19)	1.45	(0.92)	(0.90)

Net income (loss) per average common share outstanding - diluted
Income (loss) before discontinued operations	$(1.11)	(0.23)	1.10	(0.78)	(0.90)
Discontinued operations, net of tax	(0.14)	0.04	0.22	(0.14)	0.00
Net income (loss)	$(1.25)	(0.19)	1.32	(0.92)	(0.90)

Attendance
Domestic	928,000	10,852,000	16,540,000	3,023,000	31,343,000
International	448,000	1,085,000	1,293,000	480,000	3,306,000
Total	1,376,000	11,937,000	17,833,000	3,503,000	34,649,000

Domestic revenue	$36,487,000	342,005,000	518,148,000	89,431,000	986,071,000
International revenue	7,375,000	19,367,000	27,044,000	8,786,000	62,572,000
Total revenue	$43,862,000	361,372,000	545,192,000	98,217,000	1,048,643,000

EBITDA Reconciliation (1)
Net income	$(110,105,000)	(12,269,000)	140,173,000	(79,512,000)	(61,713,000)
Cumulative effect of accounting change	0	0	0	0	0
Discontinued Operations	13,146,000	(3,561,000)	(23,139,000)	13,209,000	(345,000)
Income tax benefit	(57,283,000)	(8,258,000)	74,440,000	(37,463,000)	(28,564,000)
Other expense	46,000	300,000	1,000,000	1,099,000	2,445,000
Early repurchase of debt	0	27,592,000	0	0	27,592,000
Minority interest	(7,474,000)	20,875,000	26,527,000	(3,931,000)	35,997,000
Interest expense (net)	54,319,000	53,330,000	51,544,000	54,118,000	213,311,000
Amortization	263,000	263,000	263,000	382,000	1,171,000
Depreciation	35,223,000	35,301,000	35,140,000	38,618,000	144,282,000
Non-cash compensation	25,000	26,000	25,000	25,000	101,000
EBITDA (modified)	(71,840,000)	113,599,000	305,973,000	(13,455,000)	334,277,000
Third party interest in EBITDA of certain parks	6,069,000	(22,267,000)	(28,056,000)	2,559,000	(41,695,000)
Adjusted EBITDA	$(65,771,000)	91,332,000	277,917,000	(10,896,000)	292,582,000

HISTORICAL QUARTERLY FINANCIAL INFORMATION
REFLECTING APPLICATION OF FIN 46 WITH CLEVELAND
AND EUROPE AS DISCONTINUED OPERATIONS

SIX FLAGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
2002 QUARTERLY FINANCIAL STATEMENTS
(Unaudited)

	Q1	Q2	Q3	Q4	2002

Attendance	1,501,000	12,345,000	18,047,000	3,070,000	34,963,000

Revenue:
Theme park admissions	$25,714,000	210,946,000	299,747,000	47,242,000	583,649,000
Theme park food, merchandise and other	29,339,000	165,573,000	238,811,000	41,723,000	475,446,000
Total revenue	55,053,000	376,519,000	538,558,000	88,965,000	1,059,095,000

Operating costs and expenses
Operating expenses	75,227,000	127,668,000	138,101,000	65,705,000	406,701,000
Selling, general and administrative	39,666,000	77,126,000	47,596,000	24,538,000	188,926,000
Noncash compensation (primarily selling, general and administrative)	2,604,000	2,445,000	2,446,000	1,761,000	9,256,000
Cost of products sold	4,753,000	31,099,000	42,179,000	7,911,000	85,942,000
Depreciation	33,808,000	33,436,000	34,337,000	35,221,000	136,802,000
Amortization	193,000	204,000	393,000	289,000	1,079,000
Total operating costs and expenses	156,251,000	271,978,000	265,052,000	135,425,000	828,706,000
Income from operations	(101,198,000)	104,541,000	273,506,000	(46,460,000)	230,389,000

Other income (expense)
Interest expense	(61,577,000)	(57,496,000)	(56,311,000)	(55,953,000)	(231,337,000)
Interest income	1,405,000	524,000	744,000	555,000	3,228,000
Minority interest in earnings	7,569,000	(23,393,000)	(24,227,000)	3,291,000	(36,760,000)
Early repurchase of debt	0	(29,895,000)	0	0	(29,895,000)
Other income (expense)	180,000	(1,045,000)	(1,331,000)	(3,804,000)	(6,000,000)
Total other income (expense)	(52,423,000)	(111,305,000)	(81,125,000)	(55,911,000)	(300,764,000)
Income before income taxes	(153,621,000)	(6,764,000)	192,381,000	(102,371,000)	(70,375,000)
Income tax expense (benefit)	(57,725,000)	862,000	76,908,000	(41,944,000)	(21,899,000)
Income (loss) before cumulative effect of a change in accounting principle and discontinued operations	(95,896,000)	(7,626,000)	115,473,000	(60,427,000)	(48,476,000)
Cumulative effect of a change in accounting principle	(61,054,000)	0	0	0	(61,054,000)
Discontinued operations, net of tax	(12,278,000)	1,664,000	24,191,000	(9,745,000)	3,832,000
Net income (loss)	$(169,228,000)	(5,962,000)	139,664,000	(70,172,000)	(105,698,000)
Net income (loss) applicable to common stock	$(174,721,000)	(11,454,000)	134,170,000	(75,663,000)	(127,668,000)
Weighted average number of common shares outstanding - basic	92,436,000	92,455,000	92,535,000	92,616,000	92,511,000
Weighted average number of common shares outstanding - diluted	92,436,000	92,455,000	106,325,000	92,616,000	92,511,000
Net income (loss) per average common share outstanding - basic
Income (loss) before cumulative effect of a change in accounting principle and discontinued operations	$(1.10)	(0.14)	1.19	(0.71)	(0.76)
Cumulative effect of a change in accounting principle	(0.66)	0.00	0.00	0.00	(0.66)
Discontinued operations, net of tax	(0.13)	0.02	0.26	(0.11)	0.04
Net income (loss)	$(1.89)	(0.12)	1.45	(0.82)	(1.38)

Net income (loss) per average common share outstanding - diluted
Income (loss) before cumulative effect of a change in accounting principle and discontinued operations	$(1.10)	(0.14)	1.08	(0.71)	(0.76)
Cumulative effect of a change in accounting principle	(0.66)	0.00	0.00	0.00	(0.66)
Discontinued operations, net of tax	(0.13)	0.02	0.23	(0.11)	0.04
Net income (loss)	$(1.89)	(0.12)	1.31	(0.82)	(1.38)

Attendance
Domestic	1,050,000	11,348,000	16,655,000	2,541,000	31,594,000
International	451,000	997,000	1,392,000	529,000	3,369,000
Total	1,501,000	12,345,000	18,047,000	3,070,000	34,963,000

Revenue
Domestic revenue	$45,054,000	359,113,000	513,264,000	79,988,000	997,419,000
International revenue	9,999,000	17,406,000	25,294,000	8,977,000	61,676,000
Total revenue	$55,053,000	376,519,000	538,558,000	88,965,000	1,059,095,000

EBITDA Reconciliation (1)
Net income	$(169,228,000)	(5,962,000)	139,664,000	(70,172,000)	(105,698,000)
Cumulative effect of accounting change	61,054,000	0	0	0	61,054,000
Discontinued operations	12,278,000	(1,664,000)	(24,191,000)	9,745,000	(3,832,000)
Income tax benefit	(57,725,000)	862,000	76,908,000	(41,944,000)	(21,899,000)
Other expense	(180,000)	1,045,000	1,331,000	3,804,000	6,000,000
Early repurchase of debt	0	29,895,000	0	0	29,895,000
Minority interest	(7,569,000)	23,393,000	24,227,000	(3,291,000)	36,760,000
Interest expense (net)	60,172,000	56,972,000	55,567,000	55,398,000	228,109,000
Amortization	193,000	204,000	393,000	289,000	1,079,000
Depreciation	33,808,000	33,436,000	34,337,000	35,221,000	136,802,000
Non-cash compensation	2,604,000	2,445,000	2,446,000	1,761,000	9,256,000
EBITDA (modified)	(64,593,000)	140,626,000	310,682,000	(9,189,000)	377,526,000
Third party interest in EBITDA of certain parks	6,036,000	(24,895,000)	(25,758,000)	1,634,000	(42,983,000)
Adjusted EBITDA	$(58,557,000)	115,731,000	284,924,000	(7,555,000)	334,543,000

Footnote 1

(1)                                  EBITDA (Modified) is defined as net income (loss) before cumulative effect of a change in accounting principle, income (loss) from discontinued operations, income tax benefit, other expense, early repurchase of debt (formerly extraordinary loss), minority interest, interest expense (net), depreciation and amortization and non-cash compensation.  Adjusted EBITDA is defined as EBITDA (Modified) less the interest of third parties in EBITDA of the four parks that are less than wholly owned.  The Company believes that EBITDA (Modified) and Adjusted EBITDA (collectively, the “EBITDA-Based Measures”) provide useful information to investors regarding the Company’s operating performance and its capacity to incur and service debt and fund capital expenditures.  The Company believes that the EBITDA-Based Measures are used by many investors, equity analysts and rating agencies as a measure of performance.  In addition, Adjusted EBITDA is approximately equal to “Consolidated Cash Flow” as defined in the indentures relating to the Company’s senior notes.  Neither of the EBITDA-Based Measures is defined by GAAP and neither should be considered in isolation or as an alternative to net income (loss), net cash provided by (used in) operating, investing and financing activities or other financial data prepared in accordance with GAAP or as an indicator of the Company’s operating performance.

HISTORICAL QUARTERLY FINANCIAL INFORMATION

REFLECTING APPLICATION OF FIN 46 WITH CLEVELAND

AND EUROPE AS CONTINUING OPERATIONS

SIX FLAGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

2003 QUARTERLY FINANCIAL STATEMENTS

(UNAUDITED)

	Q1	Q2	Q3	Q4	2003

Attendance	1,416,000	14,319,000	21,871,000	4,121,000	41,727,000

Revenue:
Theme park admissions	$21,540,000	234,079,000	364,642,000	59,589,000	679,850,000
Theme park food, merchandise and other	24,896,000	187,732,000	290,801,000	53,390,000	556,819,000
Total revenue	46,436,000	421,811,000	655,443,000	112,979,000	1,236,669,000

Operating costs and expenses
Operating expenses	93,028,000	158,151,000	173,338,000	93,136,000	517,653,000
Selling, general and administrative	38,913,000	102,773,000	68,698,000	34,556,000	244,940,000
Noncash compensation (primarily selling, general and administrative)	25,000	26,000	25,000	25,000	101,000
Cost of products sold	3,687,000	35,512,000	52,737,000	9,229,000	101,165,000
Depreciation	44,648,000	45,090,000	46,128,000	49,160,000	185,026,000
Amortization	346,000	347,000	347,000	465,000	1,505,000
Total operating costs and expenses	180,647,000	341,899,000	341,273,000	186,571,000	1,050,390,000
Income from operations	(134,211,000)	79,912,000	314,170,000	(73,592,000)	186,279,000

Other income (expense)
Interest expense	(55,006,000)	(53,990,000)	(52,774,000)	(54,924,000)	(216,694,000)
Interest income	322,000	294,000	910,000	629,000	2,155,000
Minority interest in earnings	7,474,000	(20,875,000)	(26,526,000)	3,930,000	(35,997,000)
Early repurchase of debt	0	(27,592,000)	0	0	(27,592,000)
Other income (expense)	(39,000)	(270,000)	(1,030,000)	(1,658,000)	(2,997,000)
Total other income (expense)	(47,249,000)	(102,433,000)	(79,420,000)	(52,023,000)	(281,125,000)
Income before income taxes	(181,460,000)	(22,521,000)	234,750,000	(125,615,000)	(94,846,000)
Income tax expense	(71,355,000)	(10,252,000)	94,577,000	(46,103,000)	(33,133,000)
Income before cumulative effect of a change in accounting principle	(110,105,000)	(12,269,000)	140,173,000	(79,512,000)	(61,713,000)
Cumulative effect of a change in accounting principle	0	0	0	0	0
Net income (loss)	$(110,105,000)	(12,269,000)	140,173,000	(79,512,000)	(61,713,000)
Net income (loss) applicable to common stock	$(115,598,000)	(17,761,000)	134,679,000	(85,003,000)	(83,683,000)
Weighted average number of common shares outstanding - basic	92,617,000	92,617,000	92,617,000	92,617,000	92,617,000
Weighted average number of common shares outstanding - diluted	92,617,000	92,617,000	106,409,000	92,617,000	92,617,000
Net income (loss) per average common share outstanding - basic
Income before cumulative effect of a change in accounting principle	$(1.25)	(0.19)	1.45	(0.92)	(0.90)
Cumulative effect of a change in accounting principle	0.00	0.00	0.00	0.00	0.00
Net income (loss)	$(1.25)	(0.19)	1.45	(0.92)	(0.90)

Net income (loss) per average common share outstanding - diluted
Income before cumulative effect of a change in accounting principle	$(1.25)	(0.19)	1.32	(0.92)	(0.90)
Cumulative effect of a change in accounting principle	0.00	0.00	0.00	0.00	0.00
Net income (loss)	$(1.25)	(0.19)	1.32	(0.92)	(0.90)

Attendance
Domestic	928,000	11,285,000	17,580,000	3,091,000	32,884,000
International	488,000	3,034,000	4,291,000	1,030,000	8,843,000
Total	1,416,000	14,319,000	21,871,000	4,121,000	41,727,000

Revenue
Domestic revenue	$37,688,000	355,916,000	553,645,000	91,074,000	1,038,323,000
International revenue	8,748,000	65,895,000	101,798,000	21,905,000	198,346,000
Total revenue	$46,436,000	421,811,000	655,443,000	112,979,000	1,236,669,000

EBITDA Reconciliation (2)
Net income	$(110,105,000)	(12,269,000)	140,173,000	(79,512,000)	(61,713,000)
Cumulative effect of accounting change	0	0	0	0	0
Income tax benefit	(71,355,000)	(10,252,000)	94,577,000	(46,103,000)	(33,133,000)
Other expense	39,000	270,000	1,030,000	1,658,000	2,997,000
Early repurchase of debt	0	27,592,000	0	0	27,592,000
Minority interest	(7,474,000)	20,875,000	26,526,000	(3,930,000)	35,997,000
Interest expense (net)	54,684,000	53,696,000	51,864,000	54,295,000	214,539,000
Amortization	346,000	347,000	347,000	465,000	1,505,000
Depreciation	44,648,000	45,090,000	46,128,000	49,160,000	185,026,000
Non-cash compensation	25,000	26,000	25,000	25,000	101,000
EBITDA (modified)	(89,192,000)	125,375,000	360,670,000	(23,942,000)	372,911,000
Third party interest in EBITDA of certain parks	6,068,000	(22,269,000)	(28,054,000)	2,553,000	(41,702,000)
Adjusted EBITDA	$(83,124,000)	103,106,000	332,616,000	(21,389,000)	331,209,000

HISTORICAL QUARTERLY FINANCIAL INFORMATION

REFLECTING APPLICATION OF FIN 46 WITH CLEVELAND

AND EUROPE AS CONTINUING OPERATIONS

SIX FLAGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

2002 QUARTERLY FINANCIAL STATEMENTS

(UNAUDITED)

	Q1	Q2	Q3	Q4	2002

Attendance	1,678,000	14,787,000	22,303,000	3,727,000	42,495,000

Revenue:
Theme park admissions	$27,279,000	242,547,000	364,541,000	54,228,000	688,595,000
Theme park food, merchandise and other	32,570,000	187,605,000	284,384,000	49,126,000	553,685,000
Total revenue	59,849,000	430,152,000	648,925,000	103,354,000	1,242,280,000

Operating costs and expenses
Operating expenses	89,350,000	153,835,000	167,414,000	80,915,000	491,514,000
Selling, general and administrative	45,170,000	91,026,000	58,531,000	27,513,000	222,240,000
Noncash compensation (primarily selling, general and administrative)	2,604,000	2,445,000	2,446,000	1,761,000	9,256,000
Cost of products sold	5,032,000	36,418,000	51,600,000	9,844,000	102,894,000
Depreciation	42,128,000	42,081,000	43,619,000	43,804,000	171,632,000
Amortization	276,000	287,000	476,000	373,000	1,412,000
Total operating costs and expenses	184,560,000	326,092,000	324,086,000	164,210,000	998,948,000
Income from operations	(124,711,000)	104,060,000	324,839,000	(60,856,000)	243,332,000

Other income (expense)
Interest expense	(62,112,000)	(57,656,000)	(57,938,000)	(56,228,000)	(233,934,000)
Interest income	1,528,000	401,000	745,000	555,000	3,229,000
Minority interest in earnings	7,569,000	(23,393,000)	(24,227,000)	3,291,000	(36,760,000)
Early repurchase of debt	0	(29,895,000)	0	0	(29,895,000)
Other income (expense)	212,000	(1,053,000)	(1,123,000)	(4,074,000)	(6,038,000)
Total other income (expense)	(52,803,000)	(111,596,000)	(82,543,000)	(56,456,000)	(303,398,000)
Income before income taxes	(177,514,000)	(7,536,000)	242,296,000	(117,312,000)	(60,066,000)
Income tax expense	(69,340,000)	(1,574,000)	102,632,000	(47,140,000)	(15,422,000)
Income before cumulative effect of a change in accounting principle	(108,174,000)	(5,962,000)	139,664,000	(70,172,000)	(44,644,000)
Cumulative effect of a change in accounting principle	(61,054,000)	0	0	0	(61,054,000)
Net income (loss)	$(169,228,000)	(5,962,000)	139,664,000	(70,172,000)	(105,698,000)
Net income (loss) applicable to common stock	$(174,721,000)	(11,454,000)	134,170,000	(75,663,000)	(127,668,000)
Weighted average number of common shares outstanding - basic	92,436,000	92,455,000	92,535,000	92,616,000	92,511,000
Weighted average number of common shares outstanding - diluted	92,436,000	92,455,000	106,325,000	92,616,000	92,511,000
Net income (loss) per average common share outstanding - basic
Income before cumulative effect of a change in accounting principle	$(1.23)	(0.12)	1.45	(0.82)	(0.72)
Cumulative effect of a change in accounting principle	(0.66)	0.00	0.00	0.00	(0.66)
Net income (loss)	$(1.89)	(0.12)	1.45	(0.82)	(1.38)

Net income (loss) per average common share outstanding - diluted
Income before cumulative effect of a change in accounting principle	$(1.23)	(0.12)	1.31	(0.82)	(0.72)
Cumulative effect of a change in accounting principle	(0.66)	0.00	0.00	0.00	(0.66)
Net income (loss)	$(1.89)	(0.12)	1.31	(0.82)	(1.38)

Attendance
Domestic	1,050,000	11,828,000	17,869,000	2,603,000	33,350,000
International	628,000	2,959,000	4,434,000	1,124,000	9,145,000
Total	1,678,000	14,787,000	22,303,000	3,727,000	42,495,000

Revenue
Domestic revenue	$46,226,000	375,032,000	555,531,000	82,405,000	1,059,194,000
International revenue	13,623,000	55,120,000	93,394,000	20,949,000	183,086,000
Total revenue	$59,849,000	430,152,000	648,925,000	103,354,000	1,242,280,000

EBITDA Reconciliation (2)
Net income	$(169,228,000)	(5,962,000)	139,664,000	(70,172,000)	(105,698,000)
Cumulative effect of accounting change	61,054,000	0	0	0	61,054,000
Income tax benefit	(69,340,000)	(1,574,000)	102,632,000	(47,140,000)	(15,422,000)
Other expense	(212,000)	1,053,000	1,123,000	4,074,000	6,038,000
Early repurchase of debt	0	29,895,000	0	0	29,895,000
Minority interest	(7,569,000)	23,393,000	24,227,000	(3,291,000)	36,760,000
Interest expense (net)	60,584,000	57,255,000	57,193,000	55,673,000	230,705,000
Amortization	276,000	287,000	476,000	373,000	1,412,000
Depreciation	42,128,000	42,081,000	43,619,000	43,804,000	171,632,000
Non-cash compensation	2,604,000	2,445,000	2,446,000	1,761,000	9,256,000
EBITDA (modified)	(79,703,000)	148,873,000	371,380,000	(14,918,000)	425,632,000
Third party interest in EBITDA of certain parks	6,036,000	(24,895,000)	(25,758,000)	1,634,000	(42,983,000)
Adjusted EBITDA	$(73,667,000)	123,978,000	345,622,000	(13,284,000)	382,649,000

FOOTNOTE 2

(2)           EBITDA (Modified) is defined as net income (loss) before cumulative effect of a change in accounting principle, income tax benefit, other expense, early repurchase of debt (formerly extraordinary loss), minority interest, interest expense (net), depreciation and amortization and non-cash compensation.  Adjusted EBITDA is defined as EBITDA (Modified) less the interest of third parties in EBITDA of the four parks that are less than wholly owned.  The Company believes that EBITDA (Modified) and Adjusted EBITDA (collectively, the “EBITDA-Based Measures”) provide useful information to investors regarding the Company’s operating performance and its capacity to incur and service debt and fund capital expenditures.  The Company believes that the EBITDA-Based Measures are used by many investors, equity analysts and rating agencies as a measure of performance.  In addition, Adjusted EBITDA is approximately equal to “Consolidated Cash Flow” as defined in the indentures relating to the Company’s senior notes.  Neither of the EBITDA-Based Measures is defined by GAAP and neither should be considered in isolation or as an alternative to net income (loss), net cash provided by (used in) operating, investing and financing activities or other financial data prepared in accordance with GAAP or as an indicator of the Company’s operating performance.